                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 21, 1996

                       GEORGIA BANK FINANCIAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


        GEORGIA                     0-23980                58-2005097
(State of Incorporation)     (Commission File No.)    (I.R.S. Employer
                                                       Identification No.)



                               3530 WHEELER ROAD
                             AUGUSTA, GEORGIA 30909
          (Address of principal executive offices, including zip code)


                                 (706) 735-6990
              (Registrant's telephone number, including area code)

                                      N/A
               __________________________________________________
          (Former name or former address if changed since last report)
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ITEM 5.  OTHER EVENTS
- - ------   ------------

     On August 21, 1996, the Board of Directors of Georgia Bank Financial Corporation (the "Company") authorized a 15% stock dividend for each share of the Company's outstanding Common Stock. The dividend will be paid on September 25, 1996 to shareholders of record on September 4, 1996 (the "Record Date") in the form of shares of Common Stock at the rate of .15 share of Common Stock for each share of Common Stock outstanding on the Record Date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
- - ---------------------------------------------------------------------------

     (a) Financial Statements of Business Acquired.  Not applicable.

     (b) Pro Forma Financial Information.  Not applicable.

     (c) Exhibits.

        99.1.  Press release dated August 27, 1996. . . . . . . . .. .Page 4


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    GEORGIA BANK FINANCIAL CORPORATION
                                (REGISTRANT)



                    By: /s/ Ronald L. Thigpen
                        ---------------------
                       Ronald L. Thigpen
                       Senior Vice President, Chief Financial
                       Officer (Duly Authorized Officer of Registrant and Principal Financial Officer)


Date:  August 28, 1996
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                                 EXHIBIT INDEX
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                                                                            PAGE
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Press Release dated August 27, 1996 . . . . . . . . . . . . . . . . . . .     4